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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 22, 2010 in the Registration Statement (Form S-1) and related Prospectus of Thermon Group Holdings, Inc.

                      /s/ Ernst & Young LLP

Austin, Texas
February 1, 2011

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM